UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2016

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Accuray Incorporated (the “Company”) held its Annual Meeting of Stockholders on November 17, 2016.  The following is a brief description of each matter submitted to a vote at the Annual Meeting of Stockholders, as well as the number of votes cast for and against, the number of abstentions, and the number of broker non-votes with respect to each matter.

Proposal No. 1:  Election of Directors

The stockholders elected each of the following persons as a Class I director of the Company to hold office until the Company’s 2019 Annual Meeting of Stockholders or until his successor is duly elected or appointed.

Nominee	For	Against	Abstain	Broker Non-Votes
Robert S. Weiss	56,026,955	838,905	101,098	15,680,485
Richard Pettingill	56,106,180	759,358	101,420	15,680,485

Proposal No. 2:  Approval of 2016 Equity Incentive Plan

The stockholders approved the Accuray Incorporated 2016 Equity Incentive Plan and the number of shares reserved for issuance thereunder, with 50,448,468 shares in favor, 6,396,499 shares against, 121,991 shares abstaining and 15,680,485 broker non-votes.

Proposal No. 3:  Approval of an Amendment and Restatement of the 2007 Employee Stock Purchase Plan

The stockholders approved an amendment and restatement of the Accuray Incorporated 2007 Employee Stock Purchase Plan, which included, among other things, an increase in the number of shares of the Company’s common stock available for issuance thereunder by 1,000,000 shares, with 55,871,392 shares in favor, 905,543 shares against, 190,023 shares abstaining and 15,680,485 broker non-votes.

Proposal No. 4:  Re-Approval of Performance Bonus Plan

The stockholders re-approved the Company’s Performance Bonus Plan, with 55,509,876 shares in favor, 1,384,182 shares against, 72,900 shares abstaining and 15,680,485 broker non-votes.

Proposal No. 5:  Advisory Vote to Approve Executive Compensation

The stockholders cast an advisory vote to approve executive compensation as follows: 14,276,355 shares in favor, 42,397,435 shares against, 293,168 shares abstaining and 15,680,485 broker non-votes.

Proposal No. 6:  Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, with 72,381,590 shares in favor, 175,770 shares against, 90,083 shares abstaining and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 17, 2016	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel & Corporate Secretary